EXHIBIT 10.2

FOURTH OMNIBUS AMENDMENT AND REAFFIRMATION AGREEMENT

THIS FOURTH OMNIBUS AMENDMENT AND REAFFIRMATION AGREEMENT (this “Agreement”) dated as of December 11, 2015, by and among (i) BLUE EARTH, INC., a Nevada corporation (the “Borrower”), (ii)  BLUE EARTH GENERATOR, INC., a Nevada corporation (“BE Gen”); (iii) BLUE EARTH FINANCE, INC., a Nevada corporation (“BE Finance”); (iv) BLUE EARTH ENERGY MANAGEMENT SERVICES, INC., a California corporation (“BE Energy Mgt”); (v) BLUE EARTH SOLAR, INC., a California corporation (“BE Solar”); (vi) BLUE EARTH POWER PERFORMANCE SOLUTIONS, INC., an Oregon corporation (“BE Power”); (vii) ECOLEGACY GAS & POWER, LLC, a California limited liability company (“Ecolegacy”); (viii) BLUE EARTH ENERGY POWER SOLUTIONS, LLC, an Oregon limited liability company (“BE Energy Power”); (ix) BLUE EARTH TECH, INC., a Nevada corporation (“BE Tech”); (x) BLUE EARTH CHP, INC., a Utah corporation (“BE CHP”); (xi) BROOKS HEAT & POWER LTD, a British Columbia, Canada corporation, incorporated under the Business Corporations Act of the Province of British Columbia, Canada (“Brooks”); (xii) E2B GROWTH, INC., a Nevada corporation (“E2B”); (xiii) ENSITE POWER, INC., a Delaware corporation (“EnSite”;  and together with BE Gen, BE Finance, BE Energy Mgt, BE Solar, BE Power, Ecolegacy, BE Energy Power, BE Tech, BE CHP, Brooks and E2B, collectively the “Guarantors”); and (xiv) JACKSON INVESTMENT GROUP, LLC (together with its successors and assigns, the “Purchaser”).

WHEREAS, simultaneously with the execution and delivery of this Agreement, the Borrower has authorized a new 9% senior secured note  of the Borrower in the principal amount of $7,154,639 (as amended, supplemented, restated or otherwise modified from time to time, including any promissory note issued in replacement or substitution therefor, the “December Note”), the proceeds of which are being used as described below in Section 1B(h) below of this Agreement;

WHEREAS, the December Note, together with Borrower’s obligations under the March Purchase Agreement (as defined below) and the September Purchase Agreement (as defined below) and all other notes issued under the March Purchase Agreement and the September Purchase Agreement, are guaranteed and secured by (i) that certain Guaranty, dated as of March 10, 2015 (as amended, restated, supplemented or otherwise modified from time to time, the “Guaranty”), issued by the Guarantors for the benefit of the Purchaser; and (ii) that certain Pledge and Security Agreement, dated as of March 10, 2015 (as amended, restated, supplemented or otherwise modified from time to time, the “Pledge Agreement”), as amended, by and among the Borrower, the Guarantors and the Purchaser;

WHEREAS, the December Note is being issued pursuant that certain Note Purchase Agreement, dated as of September 10, 2015 (as amended, restated, supplemented or otherwise modified from time to time, the “September Purchase Agreement”; and together with this Agreement, the December Note, the Guaranty and the Pledge Agreement, the Omnibus Amendment and Joinder Agreement, dated as of September 10, 2015, the Omnibus Amendment and Reaffirmation Agreement, dated as of October 23, 2015, the Omnibus Amendment, dated as of November 25, 2015, collectively referred to herein as the “Transaction Documents”), by and among the Borrower and the Purchaser which is being enter into in addition to and not in replacement of the Note and Warrant Purchase Agreement dated as of March 10, 2015 by and among the Borrower and Purchaser, as amended through the date hereof (the “March Purchase Agreement”);

WHEREAS, it is a condition precedent to the issuance of the December Note and the payment of the purchase price by Purchaser for such note, that the parties enter into this Agreement to, among other things, (a) provide that the obligations of the Borrower in respect of the December Note, together with all other “Obligations” as such term is defined in the September Purchase Agreement, are and at all times hereafter shall continue to be (i) guaranteed by the Guarantors pursuant to the Guaranty (as amended hereby) and (ii) secured by the liens and security interests granted by the Borrower and the Guarantors pursuant to the Pledge Agreement (as amended hereby), and (b) amend certain provisions of the September Purchase Agreement; and

Capitalized terms used herein and not defined herein shall have the meanings specified in the September Purchase Agreement or, if not defined therein, in the applicable Transaction Document.

NOW THEREFORE, in order to induce the Purchaser to purchase the December Note and make available to the Borrower the proceeds thereof in accordance with the terms thereof and of the September Purchase Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

.

Amendments.

A. Each of the Guaranty and the Pledge Agreement shall be amended effective as of the date of this Agreement as follows:

(a)

  The Guaranty is hereby amended as follows:   (a) the term “Guaranteed Obligations” as defined in the Guaranty shall be deemed to include, without limitation, the following additional obligations (i) all obligations, covenants, agreements and liabilities, of the Borrower under the Transaction Documents as such term is defined above in this Agreement, and (ii) the obligation of the Borrower to pay all amounts when due under the December Note and the other Transaction Documents, including all principal, accrued interest (including any default interest), fees and other amounts; (b) all references in the Guaranty to the “Note” shall be deemed to also refer to the December Note; and (c) the reference in Guaranty to the “Transaction Documents” shall be deemed to also refer to the Transaction Documents as such term is defined above in this Agreement.

(b)  The Pledge Agreement is amended as follows: (a)  the term “Secured Obligations” as defined in the Pledge Agreement shall be deemed to include, without limitation, the following additional obligations (i) all obligations, covenants, agreements and liabilities, of the Borrower under the Transaction Documents as such term is defined above in this Agreement, and (ii) the obligation of the Borrower to pay all amounts when due under the December Note and the other Transaction Documents, including all principal, accrued interest (including any default interest), fees and other amounts; and  (b) all references in the Pledge Agreement to the “Purchase Agreement” shall be deemed to also refer to the September Purchase Agreement; (c) all references in the Pledge Agreement to the “Note” shall be deemed to also refer to the December Note; and (d) the reference in Pledge Agreement to the “Transaction Documents” shall be deemed to also refer to the Transaction Documents as such term is defined above in this Agreement.

B. The September Purchase Agreement shall be amended effective as of the date of this Agreement as follows:

 (a) Section 1.1 of the September Purchase Agreement is amended by adding (in alphabetical order) the following new definition of “December Note” to read in its entirety as follows:

“December Note”  means that certain 9% Senior Secured Note dated December 11, 2015 issued by Borrower pursuant to this Agreement in the aggregate principal amount of $7,154,639, as amended, restated, supplemented or modified from time to time, together with any note issued in replacement or substitution therefor.”

(b) The definition of “Maturity Date” is amended to add the following new sentence at the end thereof to read in its entirety as follows:

“Solely with respect to the December Note, the term “Maturity Date” as used herein shall mean the earliest of (a) February 29, 2016, or (b) such earlier date as the unpaid principal balance of the December Note becomes due and payable pursuant to the terms of this Agreement and the December Note.”

(c) each reference to the term “Note” in the definition of “Obligations” in Section 1.1 of the September Purchase Agreement shall be deemed to also include a reference to the December Note.

(d) Section 2.1 of the September Purchase Agreement is amended to add the following two new sentences at the end thereof to read in their entirety as follows:

“The Borrower shall repay the outstanding principal balance on the December Note in full in cash on the Maturity Date unless accelerated or prepaid.  All accrued and unpaid interest on the December Note shall be paid on the Maturity Date by the Borrower in cash or, at the Borrower’s option, in the Common Stock (as such term is defined in the December Note) of the Company at a price of $0.50 per share. The December Note evidences the payment obligations to the Lender in respect of a loan advance in the aggregate amount of $7,154,639 made by Lender to the Borrower as of the date of issuance of the December Note, the proceeds of which were used for (i) working capital,

(ii) to repay and refinance in full all outstanding principal plus accrued and unpaid interest under the October Note (iii) repayment of prior indebtedness to TCA Global Credit Master Fund, L.P. and (iv) a three percent (3.0%) closing transaction fee in the amount of $214,639 (which fee is fully earned upon issuance of the December Note).”

(e) Section 2.2 of the September Purchase Agreement is amended to add the following new sentence at the end thereof to read in its entirety as follows:

 “The Borrower shall pay interest on the unpaid principal amount of the December Note at the rates, time and manner set forth in Section 2 of the December Note.”

(f) each reference to the term “Note” in Article 7 (Borrower’s Representation and Warranties) of the September Purchase Agreement shall be deemed to also include a reference to the December Note.

(g) the term “Transaction Documents” as defined in Section 7.2 of the September Purchase Agreement  shall be deemed to include the December Note.

(h) each reference to the term “Note” in Article 8 (Covenants) of the September Purchase Agreement (other than Section 8.16) shall be deemed to also include a reference to the December Note.  Section 8.16(a) is amended to add the following new sentence at the end thereof to read in its entirety as follows:

The proceeds of the December Note may only be used by the Borrower to refinance the existing Indebtedness of the Borrower under the October Note, repayment of prior indebtedness to TCA Global Credit Master Fund, L.P., general working capital purposes and any failure by the Borrower to use the proceeds in accordance with this Agreement shall constitute an immediate Event of Default under this Agreement.

2.

Reaffirmation. Each of the Borrower and the Guarantors hereby reaffirms (a) all of its obligations under the Transaction Documents, and agrees that this Agreement and all documents, agreements and instruments executed in connection herewith do not operate to reduce or discharge any of Borrower’s or Guarantors’ obligations under the Transaction Documents, and (b) the continuing security interests in its respective assets granted in favor of the Purchaser pursuant to the Security Documents.  Each of the Borrower and the Guarantors hereby (i) acknowledges and consents to the execution, delivery and performance of this Agreement, (ii) acknowledges and agrees that its guarantee of the Obligations includes, without limitation, all principal, interest, fees and other amounts now or hereafter due by Borrower under the March Purchase Agreement, the September Purchase Agreement (together with all promissory notes issued or deemed issued by Borrower thereunder, including without limitation, the December Note), and the other Transaction Documents, (iii) ratifies all the provisions of, and reaffirms its obligations under, the Guaranty and any other Transaction Document to which it is a party and confirms that all provisions of each such document are and shall remain in full force and effect in accordance with its terms and (iv) reaffirms the continuing security interests in its assets granted in favor of the Purchaser pursuant to the Security Documents.

3.

Representations and Warranties.   As an inducement to the Lender to enter into this Agreement and consummate the transactions contemplated hereby and to extend the credit and other financial accommodations to the Borrower evidenced by the December Note, the Borrower and each Guarantor represent and warrant as follows:

(a) Restatement. As of the date hereof, each of the representations and warranties, other than as disclosed on Annex I attached hereto, of each such party in the September Purchase Agreement and the other Transaction Documents are true and correct in all material respects (other than those representations and warranties that are expressly qualified by Material Adverse Effect or other materiality, in which case such representations and warranties are true and correct in all respects); provided, that to the extent any such representation or warranty relates to a specific prior date, such representation or warranty is true and correct in all material respects (other than those representations and warranties that are expressly qualified by Material Adverse Effect or other materiality, in which case such representations and warranties are true and correct in all respects) only as of such specific prior date.

(b) Equity Capitalization; Authorized Common Stock.  As of the date hereof, the authorized issued and outstanding Capital Stock of the Borrower is as set forth in Annex 2.  All of such outstanding shares of Capital Stock have been duly authorized, validly issued and are fully paid and nonassessable and are owned by the Persons.  Except as set forth on Annex 2, (i) none of Borrower’s or any Subsidiary’s Capital Stock in Borrower or any Subsidiary is subject to preemptive rights or any other similar rights or any liens or encumbrances suffered or permitted by Borrower or any Subsidiary; (ii) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any Capital Stock in the Borrower or any of its Subsidiaries, or contracts, commitments, understandings or arrangements by which the Borrower or any of its Subsidiaries is or may become bound to issue additional Capital Stock in Borrower or any Subsidiary or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any Capital Stock in the Borrower or any of its Subsidiaries; (iii) there are no agreements or arrangements under which the Borrower or any of its Subsidiaries is obligated to register the sale of any of its Subsidiaries securities under the 1933 Act; (iv) there are no outstanding securities or instruments of the Borrower or any of its Subsidiaries which contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Borrower or any of its Subsidiaries is or may become bound to redeem a security of the Borrower or any of its Subsidiaries; (v) there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Note, and (vi) none of the Borrower or any of its Subsidiaries has any stock appreciation rights or “phantom stock” plans or agreements or any similar plan or agreement.

4.

The Borrower shall reimburse the Lender for all fees, costs and expenses incurred by it in connection with the Transaction Documents as such term is defined in the September Purchase Agreement including, without limitation, fees, expenses and disbursements of its legal counsel, paid advisors and consultants.  The Borrower acknowledges and agrees that, as of the date hereof, such fees, costs and expenses are fully earned and shall not be refundable under any circumstance.

5.

The Borrower covenants and agrees to deliver to Lender a stock certificate representing 704,842  shares of Borrower’s Common Stock (as defined in the December Note) issued to Lender (in consideration for payment of certain fees and expenses due and owing by the Borrower to the Lender on the date hereof in connection with the transactions contemplated hereby) by no later than ten (10) days after the date of this Agreement.   The failure to fully and timely comply with the covenant in the immediately preceding sentence shall constitute an immediate “Event of Default” under the Note and Transaction Documents.

6.

This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by telecopy or other electronic transmissions, e.g. .pdf), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

7.

This Agreement shall be deemed and shall constitute a “Security Document” and “Transaction Document” as such terms are defined in the September Purchase Agreement. Except as modified and amended herein, the September Purchase Agreement, the Pledge Agreement and Guaranty remain in full force and effect.

8.

THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO THE PRINCIPLES THEREOF REGARDING CONFLICTS OF LAWS).

[SIGNATURE PAGES TO FOLLOW]

IN WITNESS WHEREOF, each of the parties hereto has caused this Fourth Omnibus Amendment and Reaffirmation Agreement to be duly executed by its authorized officers, and the Purchaser, has caused the same to be accepted by its authorized officer, as of the day and year first above written.

BLUE EARTH, INC.	BLUE EARTH TECH, INC., a Nevada corporation

By: /s/ G. Robert Powell	By: /s/ G. Robert Powell
Name: G. Robert Powell	Name: G. Robert Powell
Title: Chief Executive Officer	Title: President

BLUE EARTH GENERATOR, INC., a Nevada corporation (f/k/a Blue Earth Energy Management, Inc.)	BLUE EARTH ENERGY MANAGEMENT SERVICES, INC., a California corporation (f/k/a Castrovilla, Inc.)

By: /s/ Robert Potts	By: /s/ G. Robert Powell
Name: Robert Potts	Name: G. Robert Powell
Title: President	Title: President

ECOLEGACY GAS & POWER, LLC, a California limited liability company	BLUE EARTH SOLAR, INC. (f/k/a Xnergy), a California corporation

By: /s/ Ruben Fontes	By: /s/ Ruben Fontes
Name: Ruben Fontes	Name: Ruben Fontes
Title: Manager	Title: President

BLUE EARTH ENERGY POWER SOLUTIONS, LLC, an Oregon limited liability company (f/k/a Millennium Power Solutions, LLC)	BLUE EARTH POWER PERFORMANCE SOLUTIONS, INC., an Oregon corporation (f/k/a Intelligent Power, Inc.)

By: /s/ Tim Hysell	By: /s/ Peter Johnson
Name: Tim Hysell	Name: Peter Johnson
Title: Manager	Title: President

BLUE EARTH CHP, INC., a Utah corporation (f/k/a IPS Power Engineering, Inc.)	BROOKS HEAT & POWER LTD., a British Columbia, Canada corporation

By: /s/ Robert Potts	By: /s/ Robert Potts
Name: Robert Potts	Name: Robert Potts
Title: President	Title: President

ENSITE POWER, INC., a Delaware corporation	E2B GROWTH, INC., a Nevada corporation

By: /s/ Johnny Thomas	By: /s/ G. Robert Powell
Name: Johnny R. Thomas	Name: G. Robert Powell
Title: Chief Executive Officer	Title: Chief Executive Officer

BLUE EARTH FINANCE, INC., a Nevada corporation

By: /s/ G. Robert Powell
Name: G. Robert Powell
Title: President

ACCEPTED BY:

Jackson Investment Group, LLC

By: /s/ Douglas B. Kline
Name: Douglas B. Kline
Title: CFO